Exhibit 10.71
AMENDMENT DATED May 23, 2007
TO AMENDED AND RESTATED SERVICES AGREEMENT
BY AND BETWEEN
INTUIT INC. AND INGRAM MICRO INC. (the “Agreement”)
The above referenced Agreement is hereby modified and amended effective as of September 11, 2007, as follows:
1.	Section 8 entitled, Term/Termination, subsections (a) and (d) are replaced with the following:
(a) Unless otherwise terminated in accordance with this Agreement, the term of this Agreement shall be extended from September 10, 2007 and will continue until September 10, 2008.
(d) Either party may terminate this Agreement for convenience, without cause, upon at least one hundred eighty (180) days’ prior written notice to the other party.
2.	Exhibit A is deleted and replaced by “Exhibit A — Statement of Work (September 11, 2007)” attached to this Amendment.
All other terms and conditions of the Agreement shall remain unchanged.

Intuit, Inc.	Ingram Micro Inc.

/s/ Scott Beth	/s/ Bryan C. Moynahan

Signature	Signature

Scott Beth	Bryan C. Moynahan

Printed Name	Printed Name

VP, Procurement	Vice President and General Manager

Title	Title

6-15-2007	6-8-2007

Date	Date